Exhibit 10.9

QUIDEL CORPORATION
RESTRICTED STOCK UNIT AWARD GRANT NOTICE
(2016 Equity Incentive Plan)
Pursuant to Section 6.11 of the Quidel Corporation 2016 Equity Incentive Plan (the “Plan”) and Quidel Corporation’s (the “Company”) deferred compensation programs (including the employee bonus election form and the director fee payment election form), the Company hereby awards to Recipient a Restricted Stock Unit Award covering the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award will be evidenced by this Grant Notice and the attached Restricted Stock Unit Award Terms and Conditions (the “Terms and Conditions”).

Recipient:
Date of Grant:
Vesting Commencement Date:
Beginning Fair Market Value per Share:
Number of Shares Subject Converted RSUs:
Number of Shares Subject Premium RSUs:
Beginning Fair Market Value per Share:	$

Vesting and Settlement:     Subject to the applicable tax withholding requirements, the Restricted Stock Units will vest and be delivered at the time set forth on Exhibit A.
Additional Terms/Acknowledgements: The undersigned acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Terms and Conditions, the Plan, the Plan Prospectus and the deferred compensation programs (including the applicable election forms). In the event of any conflict between the provisions of your Award and those of the deferred compensation program, the provisions of the deferred compensation program will control. You further acknowledge that as of the Date of Grant, this Restricted Stock Unit Award Grant Notice, the Restricted Stock Unit Award Terms and Conditions, the Plan, the Plan Prospectus and the deferred compensation plan set forth the entire understanding between the Company and you regarding the acquisition of shares of Common Stock of the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Recipient under the Plan, and (ii) the Other Agreements listed below. You further acknowledge that there may be adverse tax consequences upon the vesting or settlement of the Restricted Stock Units or disposition of the underlying shares and that you have been advised to consult a tax advisor prior to such vesting, settlement or disposition.

Other Agreements:

QUIDEL CORPORATION	RECIPIENT:

By:
	Signature	Signature

Title:		Date:

Date:

Attachments:	Restricted Stock Unit Award Terms and Conditions and 2016 Equity Incentive Plan

Exhibit A

ATTACHMENT I
RESTRICTED STOCK UNIT
AWARD AGREEMENT